Exhibit 10.1

THIRD AMENDMENT TO CREDIT AGREEMENT

THIS THIRD AMENDMENT TO CREDIT AGREEMENT dated as of September 28, 2012 (this “Amendment”) is entered into among ONLINE RESOURCES CORPORATION, a Delaware corporation (the “Borrower”), the Guarantors, the Lenders and BANK OF AMERICA, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”). All capitalized terms used herein and not otherwise defined herein shall have the meanings given to such terms in the Credit Agreement (as defined below).

RECITALS

WHEREAS, the Borrower, the Guarantors, the Lenders and the Administrative Agent entered into that certain Credit Agreement dated as of February 21, 2007 (as amended by that certain First Amendment to Credit Agreement dated as of November 30, 2009, that certain Second Amendment to Credit Agreement dated as of September 29, 2011 and as may be further amended, modified, extended, restated, replaced, or supplemented from time to time, the “Credit Agreement”);

WHEREAS, the Borrower has requested and the Lenders have agreed to amend certain terms of the Credit Agreement as set forth below;

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Amendments. The Credit Agreement is hereby amended as follows:

(a) The following new definitions are hereby added to Section 1.01 of the Credit Agreement in the appropriate alphabetic order:

“Lawlor Letter of Credit” means that certain Irrevocable Standby Letter of Credit No. 68063180 dated November 25, 2011 issued by Bank of America, N. A. to Matthew P. Lawlor, as beneficiary.

“Third Amendment Effective Date” means September      , 2012.

(b) Section 1.01 of the Credit Agreement is hereby amended by deleting the definition of “Aggregate Revolving Commitments” set forth therein and replacing it with the following:

“Aggregate Revolving Commitments” means the Revolving Commitments of all of the Lenders. The aggregate principal amount of the Aggregate Revolving Commitments in effect on the Third Amendment Effective Date is $12,000,000; provided, however, upon the earliest to occur of (x) the receipt and cancellation of the original Lawlor Letter of Credit by the L/C Issuer, (y) the L/C Issuer’s honoring of any draw or presentation upon the Lawlor Letter of Credit by the beneficiary thereunder, and (z) November 30, 2012, the Aggregate Revolving Commitments shall automatically and without further notice immediately be reduced to $5,000,000

(c) Section 1.01 of the Credit Agreement is hereby amended by deleting the definition of “Letter of Credit Sublimit” set forth therein and replacing it with the following:

“Letter of Credit Sublimit” means an amount equal to $10,000,000; provided, however, upon the earliest to occur of (x) the receipt and cancellation of the original Lawlor Letter of Credit by the L/C Issuer, (y) the L/C Issuer’s honoring of any draw or presentation upon the Lawlor Letter of Credit by the beneficiary thereunder, and (z) November 30, 2012, the Letter of Credit Sublimit shall automatically and without further notice immediately be reduced to $1,555,000. The Letter of Credit Sublimit is part of, and not in addition to, the Aggregate Revolving Commitments.

(d) Section 2.03(a)(ii)(B) of the Credit Agreement is hereby amended to delete such subsection and replace it with the following:

(A) the expiry date of such requested Letter of Credit would occur after the Letter of Credit Expiration Date, unless all the Lenders have approved such expiry date; provided that the Letters of Credit identified on Schedule 2.03 may be extended to have expiry dates after the Letter of Credit Expiration Date, so long as any such expiry date is no later than December 31, 2013.

(e) Section 2.03 of the Credit Agreement is hereby amended by adding the following new subsection (vii):

(vii) Upon the Borrower’s repayment of all Obligations other than the L/C Obligations, in full and in cash, on or before the Maturity Date, and provided the cash collateral held by the Administrative Agent upon the Maturity Date equals or exceeds the 102% of the amount of the outstanding L/C Obligations at that time, the obligation of the Lenders to reimburse the LC Issuer for any Unreimbursed Amount for any drawings occurring after the Maturity Date shall terminate.

(f) Schedule 2.01 of the Credit Agreement is hereby amended in its entirety to read as provided as Schedule 2.01 attached hereto.

(g) The Credit Agreement is hereby amended to insert, in the appropriate numerical order, a new schedule as provided as Schedule 2.03 attached hereto.

2. Conditions Precedent. This Amendment shall become effective upon the satisfaction of the following conditions:

(a) receipt by the Administrative Agent of counterparts of this Amendment duly executed by the Borrower, the Guarantor, the Administrative Agent and each of the Lenders;

(b) the Borrower shall have pledged and deposited with or delivered to the Administrative Agent, as collateral for Obligations of Lenders, cash or deposit account balances in the amount of $1,584,257.98 (which amount equals 102% of the obligations of the Letters of Credit set forth on Schedule 2.03 to the Credit Agreement), pursuant to documentation in form and substance satisfactory to the Administrative Agent and the L/C Issuer; and

(c) receipt by the Administrative Agent and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as successor to BAS, of all fees due and owing to them, together with reimbursement for all reasonable expenses of the Administrative Agent (including, without limitation, the fees and expenses of Moore & Van Allen, PLLC, counsel to the Administrative Agent).

3. Miscellaneous.

(a) The Credit Agreement (as modified by this Amendment), and the obligations of the Loan Parties thereunder and under the other Loan Documents, are hereby ratified and confirmed and shall remain in full force and effect according to their terms.

(b) The Borrower and the Guarantors hereby represent and warrant as follows:

(i) Each Loan Party has taken all necessary action to authorize the execution, delivery and performance of this Amendment.

(ii) This Amendment has been duly executed and delivered by the Loan Parties and constitutes each of the Loan Parties’ legal, valid and binding obligations, enforceable against it in accordance with its terms, except as such enforceability may be subject to (A) bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors’ rights generally and (B) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).

(iii) No consent, approval, authorization or order of, or filing, registration or qualification with, any court or governmental authority or third party is required in connection with the execution, delivery or performance by any Loan Party of this Amendment other than those which have been obtained and are in full force and effect.

(c) The Loan Parties represent and warrant to the Lenders that (i) the representations and warranties of the Loan Parties set forth in Article VI of the Credit Agreement and in each other Loan Document are true and correct in all material respects (except for any representation and warranty that is qualified by materiality or reference to Material Adverse Effect, which such representation and warranty shall be true and correct in all respects on and as of the date hereof) as of the date hereof with the same effect as if made on and as of the date hereof, except to the extent such representations and warranties expressly relate solely to an earlier date and (ii) no event has occurred and is continuing which constitutes a Default or an Event of Default.

(d) This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. Delivery of an executed counterpart of this Amendment by telecopy shall be effective as an original and shall constitute a representation that an executed original shall be delivered.

(e) THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

[remainder of page intentionally left blank]

Each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.

BORROWER:	ONLINE RESOURCES CORPORATION, a Delaware corporation

By:
Name: Joseph L. Cowan
Title: President and CEO

GUARANTOR:	PRINCETON ECOM CORPORATION, a Delaware corporation

	By:	Online Resources Corporation, Its Sole Stockholder

By:
Name: Joseph L. Cowan
Title: President and CEO

ADMINISTRATIVE AGENT:	BANK OF AMERICA, N.A.

By:
Name:
Title:

LENDERS:	BANK OF AMERICA, N.A., as a Lender, Swing Line Lender and L/C Issuer

By:
Name:
Title:

SILICON VALLEY BANK

By:
Name:
Title:

ONLINE RESOURCES CORPORATION

THIRD AMENDMENT TO CREDIT AGREEMENT

Each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.

BORROWER:	ONLINE RESOURCES CORPORATION, a Delaware corporation

By:
Name: Joseph L. Cowan
Title: President and CEO

GUARANTOR:	PRINCETON ECOM CORPORATION, a Delaware corporation

	By:	Online Resources Corporation, Its Sole Stockholder

By:
Name: Joseph L. Cowan
Title: President and CEO

ADMINISTRATIVE AGENT:	BANK OF AMERICA, N.A.

By:
Name: Angela Larkin
Title: Assistant Vice President

LENDERS:	BANK OF AMERICA, N.A., as a Lender, Swing Line Lender and L/C Issuer

By:
Name:
Title:

SILICON VALLEY BANK

By:
Name:
Title:

ONLINE RESOURCES CORPORATION

THIRD AMENDMENT TO CREDIT AGREEMENT

Each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.

BORROWER:	ONLINE RESOURCES CORPORATION, a Delaware corporation

By:
Name: Joseph L. Cowan
Title: President and CEO

GUARANTOR:	PRINCETON ECOM CORPORATION, a Delaware corporation

	By:	Online Resources Corporation,
Its Sole Stockholder

By:
Name: Joseph L. Cowan
Title: President and CEO

ADMINISTRATIVE AGENT:	BANK OF AMERICA, N.A.

By:
Name:
Title:

LENDERS:	BANK OF AMERICA, N.A., as a Lender, Swing Line Lender and L/C Issuer

By:
Name: Michael J. Radcliffe
Title: Senior Vice President

SILICON VALLEY BANK

By:
Name:
Title:

ONLINE RESOURCES CORPORATION

THIRD AMENDMENT TO CREDIT AGREEMENT

Each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.

BORROWER:	ONLINE RESOURCES CORPORATION, a Delaware corporation

By:
Name: Joseph L. Cowan
Title: President and CEO

GUARANTOR:	PRINCETON ECOM CORPORATION, a Delaware corporation

	By:	Online Resources Corporation, Its Sole Stockholder

By:
Name: Joseph L. Cowan
Title: President and CEO

ADMINISTRATIVE AGENT:	BANK OF AMERICA, N.A.

By:
Name:
Title:

LENDERS:	BANK OF AMERICA, N.A., as a Lender, Swing Line Lender and L/C Issuer

By:
Name:
Title:

SILICON VALLEY BANK

By:
Name: Philip T. Silvia III
Title: Vice President

ONLINE RESOURCES CORPORATION

THIRD AMENDMENT TO CREDIT AGREEMENT

SUNTRUST BANK

By:
Name: DAVID A. BENNETT
Title: VICE PRESIDENT

CAPITAL ONE NA

By:
Name:
Title:

ONLINE RESOURCES CORPORATION

THIRD AMENDMENT TO CREDIT AGREEMENT

SUNTRUST BANK

By:
Name:
Title:

CAPITAL ONE NA

By:
Name: Bryan Pyncher
Title: SVP

ONLINE RESOURCES CORPORATION

THIRD AMENDMENT TO CREDIT AGREEMENT

Schedule 2.01

COMMITMENTS AND APPLICABLE PERCENTAGES

(a) Prior to the expiration of the original Lawlor Letter of Credit, its cancellation undrawn, or the Borrower’s repayment in full of all draws or presentations thereunder:

Lender	Revolving Commitment	Pro Rata Shares	Term Loan Commitment	Pro Rata Shares
Bank of America, N.A.	$9,000,000.00	75.000000000%	$3,284,084.69	29.191863911%
Silicon Valley Bank	$3,000,000.00	25.000000000%	$3,511,682.23	31.214953156%
SunTrust Bank	$0.00	0.000000000%	$4,057,174.26	36.063771200%
Capital One NA	$0.00	0.000000000%	$397,058.82	3.529411733%
Total	$12,000,000.00	100.000000000%	$11,250,000.00	100.000000000%

(b) Following the expiration of the original Lawlor Letter of Credit, its cancellation undrawn, or the Borrower’s repayment in full of all draws or presentations thereunder:

Lender	Revolving Commitment	Pro Rata Shares	Term Loan Commitment	Pro Rata Shares
Bank of America, N.A.	$3,750,000.00	75.000000000%	$3,284,084.69	29.191863911%
Silicon Valley Bank	$1,250,000.00	25.000000000%	$3,511,682.23	31.214953156%
SunTrust Bank	$0.00	0.000000000%	$4,057,174.26	36.063771200%
Capital One NA	$0.00	0.000000000%	$397,058.82	3.529411733%
Total	$5,000,000.00	100.000000000%	$11,250,000.00	100.000000000%

Schedule 2.03

LETTERS OF CREDIT EXPIRATION DATE EXCEPTIONS

L/C Number	Issue Date	Expiry Date	Beneficiary Name	Amount
03065581	October 18, 2004	October 31, 2012	Meadows IV, LLC	$1,029,538.97
03084483	September 28, 2006	December 31, 2012	650 College Road Associates L.P.	$477,566.00
03095981	November 5, 2008	October 31, 2012	Meadows IV, LLC	$46,089.13